Filed pursuant to Rule 497(e)
                                                     Registration Nos. 333-66807
                                                                       811-09093

                                  E*TRADE FUNDS

                        E*TRADE PREMIER MONEY MARKET FUND

                      Supplement dated May 31, 2000 to the
                         Prospectus dated March 29, 2000

This Supplemented Prospectus updates certain information contained in the above dated Prospectus. This Prospectus concisely sets forth information about the E*TRADE Premier Money Market Fund (the "Fund") that an investor needs to know before investing. Please read this Prospectus carefully before investing, and keep it for future reference. The Fund is a series of E*TRADE Funds.

Objectives, Goals and Principal Strategies.

The Fund's investment objective is to provide investors with a high level of income, while preserving capital and liquidity. The Fund seeks to achieve its investment objective by investing in a master portfolio, that, in turn, invests in high quality, short-term investments.

Eligible Investors.

This Fund is designed and built specifically for on-line investors. In order to be a shareholder of the Fund, you need to have an account with E*TRADE Securities, Inc. ("E*TRADE Securities"). In addition, the Fund requires you to consent to receive all information about the Fund electronically. If you wish to rescind this consent or close your E*TRADE Securities account, the Fund will redeem all of your shares in your Fund account. The Fund is a true no-load fund, which means you pay no sales charges or 12b-1 fees. The minimum initial investment in the Fund is $25,000 for regular accounts and $15,000 for IRA accounts.

About E*TRADE.

E*TRADE Group, Inc. ("E*TRADE") is the direct parent of E*TRADE Asset Management, Inc., the Fund's investment advisor. E*TRADE, through its group companies, is a leader in providing secure online investing services. E*TRADE's focus on technology has enabled it to eliminate traditional barriers, creating one of the most powerful and economical investing systems for the self-directed investor. To give you ultimate convenience and control, E*TRADE offers electronic access to your account virtually anywhere, at any time.

An investment in the Fund is:

o     not insured by the Federal Deposit Insurance Corporation;
o     not a deposit or other obligation of, E*TRADE Bank and its affiliates; and
o     subject to investment risks, including loss of principal.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                      Supplement dated May 31, 2000 to the
                         Prospectus dated March 29, 2000

                                TABLE OF CONTENTS

RISK/RETURN SUMMARY..........................................................3

FEES AND EXPENSES............................................................4

INVESTMENT OBJECTIVE, STRATEGIES AND RELATED RISKS...........................5

YEAR 2000....................................................................6

FUND MANAGEMENT..............................................................7

THE FUND'S STRUCTURE.........................................................7

PRICING OF FUND SHARES.......................................................8

HOW TO BUY, SELL AND EXCHANGE SHARES.........................................9

DIVIDENDS AND OTHER DISTRIBUTIONS...........................................13

RISK/RETURN SUMMARY

This is a summary. You should read this section along with the rest of this Prospectus.

Investment Objectives/Goals

The Fund's investment objective is to provide a high level of income, while preserving capital and liquidity.

Principal Strategies

The Fund seeks to achieve its investment objective by investing all of its assets in the Money Market Master Portfolio (the "Master Portfolio"), a series of Master Investment Portfolio ("MIP"), a registered open-end management investment company, rather than directly in a portfolio of securities. In turn, the Master Portfolio seeks to provide investors with a high level of income, while preserving capital and liquidity, by investing in high quality, short-term investments. These securities include obligations of the U.S. Government, its agencies and instrumentalities (including government-sponsored enterprises), certificates of deposit and U.S. Treasury bills, high-quality debt obligations, such as corporate debt, obligations of U.S. banks and repurchase agreements. The Fund will invest solely in securities denominated U.S. dollars.

Principal Risks

There is no assurance that the Fund will achieve its investment objective. The Master Portfolio's investments are expected to present minimal risks because of their relatively short maturities and the high credit quality (financial strength) of the issuers. The Master Portfolio seeks to maintain a portfolio of investments that will permit shareholders to maintain a net asset value of $1.00 per share; however, there is no assurance that this will be achieved.

The Master Portfolio could lose money or underperform as a result of default. Although the risk of default generally is considered unlikely, any default on the part of a portfolio investment could cause the Fund's share price or yield to fall.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Performance

This Fund commenced operations on April 7, 2000. Therefore, the performance information (including annual total returns and average annual total returns) for a full calendar year is not yet available.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is new, and therefore, has limited historical expense data. Thus, the numbers under the Annual Fund Operating Expenses below are estimates.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases      None
Maximum Deferred Sales Charge (Load)                  None
Maximum Sales Charge (Load) Imposed in Reinvested
Dividends and other Distributions                     None
Redemption Fee                                        None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)*
Management Fees                                       0.12%**
Distribution (12b-1) Fees                             None
Other Expenses (Administration)                       0.30%***
Total Annual Fund Operating Expenses                  0.42%
                                                      -----

* The cost reflects the expenses at both the Fund and the Master Portfolio levels.
** Management fees include a fee equal to 0.10% of average daily net assets payable at the Master Portfolio level to its investment advisor and an investment advisory fee equal to 0.02% payable by the Fund to its investment advisor.
*** The administration fee of 0.30% is payable by the Fund to E*TRADE Asset Management, Inc., as the Fund's administrator.

You should also know that the Fund does not charge investors any account maintenance fees, account set-up fees, low balance fees, transaction fees or customer service fees. E*TRADE Securities charges $20 for wire transfers out of your E*TRADE Securities account. Also, transactions in Fund shares effected by speaking with an E*TRADE Securities representative are subject to a $15 fee. Transactions in Fund shares effected online are not subject to the $15 fee. You will be responsible for opening and maintaining an e-mail account and internet access at your own expense.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year*                 3 years*
$44                     $138

* Reflects costs at both the Fund and Master Portfolio levels.

INVESTMENT OBJECTIVE, STRATEGIES AND RELATED RISKS

The Fund's investment objective is to provide investors with a high level of income, while preserving capital and liquidity. Although there is no current intention to do so, the Fund's investment objective may be changed without shareholder approval.

The Master Portfolio seeks to provide investors with a high level of income, while preserving capital and liquidity, by investing in high quality, short-term investments. These securities include obligations of the U.S. Government, its agencies and instrumentalities (including government-sponsored enterprises), certificates of deposit and U.S. Treasury bills, high-quality debt obligations, such as corporate debt, certain obligations of U.S. banks (including, but not limited to, negotiable certificates of deposits, banker's acceptances and fixed time deposits) and certain repurchase agreements (including, but not limited to, government securities and mortgage-related securities). The Fund will invest solely in securities denominated in U.S. dollars.

The Master Portfolio emphasizes safety of principal and high credit quality. In particular, the internal investment policies of the Master Portfolio's investment advisor, have always prohibited the purchase by the Master Portfolio of many types of floating-rate instruments commonly referred to as derivatives that are considered to be potentially volatile. The Master Portfolio may only invest in floating-rate securities that bear interest at a rate that resets quarterly or more frequently, and that resets based on changes in standard money market rate indices such as U.S. Government Treasury bills, London Interbank Offered Rate, the prime rate, published commercial paper rates, federal funds rates, Public Securities Associates floaters or JJ Kenney index floaters.

The Master Portfolio must maintain a dollar-weighted average portfolio maturity of no more than 90 days, and cannot invest in any security whose remaining maturity is longer than 397 days (13 months). Any security that the Master Portfolio purchases must present minimal credit risks and be of "high-quality," meaning, it must be rated in the top two rating categories by the requisite nationally recognized short-term securities ratings organization or if unrated, determined to be of comparable quality to such rated securities by the Master Portfolio's investment advisor under guidelines adopted by the Master Portfolio's board of trustees. The Master Portfolio and the Fund may not achieve as high a level of current income as other mutual funds that do not limit their investments to the high credit quality instruments in which the Master Portfolio invests. The Master Portfolio may invest up to 10% of its assets in illiquid securities. Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to the Master Portfolio.

The Fund and the Master Portfolio must comply with certain investment criteria designed to provide liquidity and reduce risk to allow shareholders to maintain a stable net asset value of $1.00 per share. The Master Portfolio seeks to reduce risk by investing its assets in securities of various issuers. As such, the Master Portfolio is considered diversified for purposes of the 1940 Act.

The Master Portfolio's investment advisor's maturity decisions will also effect the yield, and in unusual circumstances potentially could affect the share price of the Master Portfolio and the Fund. To the extent that the Master Portfolio's investment advisor anticipates interest rate trends imprecisely, the Master Portfolio's and the Fund's yields at times could lag those of other money market funds.

If the Master Portfolio invests more than 25% of its total assets in bank obligations, it may be subject to adverse developments in the banking industry that may affect the value of the Master Portfolio's investments more than if the Master Portfolio investments were not invested to such a degree in the banking industry. Normally, the Master Portfolio intends to invest more than 25% of its total assets in bank obligations.

YEAR 2000

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's service providers, or persons with whom they deal, do not properly process and calculate date-related information and data after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Year 2000 Problem could have an adverse impact into the Year 2000 or beyond. Virtually all operations of the Fund are computer reliant. The investment advisor, administrator, transfer agent and custodian have informed the Fund that they have taken steps to address the Year 2000 Problem with regard to their respective computer systems. The Fund also obtained assurances that comparable steps are being taken by the Fund's other significant service providers. There can be no assurance that the Fund's service providers are Year 2000 compliant. The Master Portfolio's investment advisor and principal service providers have also advised the Master Portfolio that they were working on any necessary changes to their systems and that they expected their systems to be Year 2000 compliant. There can be no assurance that the Master Portfolio or the Master Portfolio's service providers are Year 2000 compliant. In addition, because the Year 2000 Problem affects virtually all organizations, the issuers in whose securities the Master Portfolio invests and the economy as a whole also could be adversely impacted by the Year 2000 Problem and cost of remediation. The extent of such impact cannot be predicted.

FUND MANAGEMENT

Investment Advisor. Under an investment advisory agreement with the Fund, E*TRADE Asset Management, Inc. ("Investment Advisor"), a registered investment adviser, provides investment advisory services to the Fund. The Investment Advisor is a wholly owned subsidiary of E*TRADE Group, Inc. and is located at 4500 Bohannon Drive, Menlo Park, CA 94025. The Investment Advisor commenced operating in February 1999, and therefore, has limited experience as an investment advisor. As of March 31, 1999, the Investment Advisor provided investment advisory services for over $277 million in assets.

Subject to general supervision of the E*TRADE Funds' Board of Trustees (the "Board") and in accordance with the investment objective, policies and restrictions of the Fund, the Investment Advisor provides the Fund with ongoing investment guidance, policy direction and monitoring of the Master Portfolio. The Investment Advisor may in the future manage cash and money market instruments for cash flow purposes. For its advisory services, the Fund pays the Investment Advisor an investment advisory fee at an annual rate equal to 0.02% of the Fund's average daily net assets invested in the Master Portfolio, but 0.12% of the Fund's average daily net assets if the Fund's assets are not invested in the Master Portfolio.

The Master Portfolio's investment advisor is Barclays Global Fund Advisors ("BGFA"). BGFA is a direct subsidiary of Barclays Global Investors, N.A. (which, in turn, is an indirect subsidiary of Barclays Bank PLC) and is located at 45 Fremont Street, San Francisco, California 94105. BGFA has provided asset management, administration and advisory services for over 25 years. As of December 31, 1999, Barclays Global Investors and its affiliates, including BGFA, provided investment advisory services for over $783 billion of assets. BGFA receives a monthly advisory fee from the Master Portfolio at an annual rate equal to 0.10% of the Master Portfolio's average daily net assets. From time to time, BGFA may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio, and accordingly, have a favorable impact on its performance.

The Fund bears a pro rata portion of the investment advisory fees paid by the Master Portfolio, as well as certain other fees paid by the Master Portfolio, such as accounting, legal, and SEC registration fees.

THE FUND'S STRUCTURE

The Fund is a separate series of E*TRADE Funds, a Delaware business trust organized in 1998. The Fund is a feeder fund in a master/feeder structure. Accordingly, the Fund invests all of its assets in the Master Portfolio. The Master Portfolio, in turn, seeks to provide investors with a high level of income, while preserving capital and liquidity, by investment in high quality, short-term investments. In addition to selling its shares to the Fund, the Master Portfolio has and may continue to sell its shares to certain other mutual funds or other accredited investors. The expenses and, correspondingly, the returns of other investment options in the Master Portfolio may differ from those of the Fund.

The Fund's Board believes that, as other investors invest their assets in the Master Portfolio, certain economic efficiencies may be realized with respect to the Master Portfolio. For example, fixed expenses that otherwise would have been borne solely by the Fund (and the other existing interestholders in the Master Portfolio) would be spread across a larger asset base as more funds invest in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses across a larger asset base) that the Fund's Board believes should be available through investment in the Master Portfolio may not be fully achieved or maintained. In addition, given the relatively complex nature of the master/feeder structure, accounting and operational difficulties could occur. For example, coordination of calculation of net asset value ("NAV") would be affected at the master and/or feeder level.

Fund  shareholders  may be  asked  to  vote on  matters  concerning  the  Master
Portfolio.

The Fund may withdraw its investments in the Master Portfolio if the Board determines that it is in the best interests of the Fund and its shareholders to do so. Upon any such withdrawal, the Board would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund, direct management of a portfolio by the Investment Advisor or the hiring of a sub-advisor to manage the Fund's assets.

Investment of the Fund's assets in the Master Portfolio is not a fundamental policy of the Fund and a shareholder vote is not required for the Fund to withdraw its investment from the Master Portfolio.

PRICING OF FUND SHARES

The Fund is a true no-load fund, which means you may buy or sell shares directly at the NAV next determined after E*TRADE Securities receives your request in proper form. If E*TRADE Securities receives such request prior to the close of the New York Stock Exchange, Inc. ("NYSE") on a day on which the NYSE is open, your share price will be the NAV determined that day. Shares will not be priced on the days on which the NYSE is closed for trading.

The Fund's investment in the Master Portfolio is valued at the NAV of the Master Portfolio's shares held by the Fund. The Master Portfolio calculates the NAV of its shares on the same day and at the same time as the Fund. Net asset value per share is computed by dividing the value of the Master Portfolio's net assets (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such Master Portfolio. The Master Portfolio's investments are valued each day the NYSE is open for business.

The Master Portfolio values its portfolio instruments using the amortized cost method. The amortized cost method involves valuing a security at its costs and amortizing any discount or premium over the period until maturity, generally without regard to the impact of fluctuating interest rates on the market value of the security. The Master Portfolio's Board of Trustees believes this valuation method accurately reflects fair value.

The amortized cost method of valuation seeks to maintain a stable net asset value per share ("NAV") of $1.00, even where there are fluctuations in interest rates that affect the value of portfolio instruments. Accordingly, this method of valuation can in certain circumstances lead to a dilution of a shareholder's interest.

The NAV for the Fund is determined as of the close of trading on the floor of the NYSE (generally 4:00 p.m., Eastern time), each day the NYSE is open. The Fund reserves the right to change the time at which purchases and exchanges are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists.

HOW TO BUY, SELL AND EXCHANGE SHARES

This Fund is designed and built specifically for on-line investors. In order to become a shareholder of the Fund, you will need to have an E*TRADE Securities account. All shares must be held in an E*TRADE Securities account and cannot be transferred to the account of any other financial institution. However, shares held by qualified employee benefit plans may be held directly with E*TRADE Funds. In addition, the Fund requires you to consent to receive all information about the Fund electronically. If you wish to rescind this consent, the Fund will redeem your position in the Fund, unless a new class of shares of the Fund has been formed for those shareholders who rescinded consent, reflecting the higher costs of paper-based information delivery. Shareholders required to redeem their shares because they revoked their consent to receive Fund information electronically may experience adverse tax consequences.

E*TRADE Securities reserves the right to deliver paper-based documents in certain circumstances, at no cost to the investor. Shareholder information includes prospectuses, financial reports, proxies, confirmations and statements.

In order to buy shares, you will need to: 1) open an E*TRADE Securities account;
2) deposit money in the account; and 3) execute an order to buy shares.

Step 1: How to Open an E*TRADE Securities Account

To open an E*TRADE Securities account, you must complete the application available through our Website (www.etrade.com). You will be subject to E*TRADE Securities' general account requirements as described in E*TRADE Securities' customer agreement.

On-line. You can access E*TRADE Securities' online application through multiple electronic gateways, including the internet, WebTV, Prodigy, AT&T Worldnet, Microsoft Investor, by GO ETRADE on CompuServe, with the keyword ETRADE on America Online and via personal digital assistant. For more information on how to access E*TRADE Securities electronically, please refer to our online assistant E*STATION at www.etrade.com, available 24 hours a day.

By Mail. You can request an application by visiting the "Open an Account" area of our Website, or by calling 1-800-786-2575. Complete and sign the application. Make your check or money order payable to E*TRADE Securities, Inc. Mail to E*TRADE Securities, Inc., P.O. Box 8160, Boston, MA 02266-8160, or if by overnight mail: 66 Brooks Drive, Braintree, MA 02184-8160.

Telephone. Request a new account kit by calling 1-800-786-2575. E*TRADE's customer service is available 24 hours, seven days a week.

STEP 2: Funding Your Account.

By check or money order. Make your check or money order payable to E*TRADE Securities, Inc. and mail it to E*TRADE Securities, Inc., P.O. Box 8160, Boston, MA 02266-8160, or if by overnight mail: E*TRADE Securities, Inc., 66 Brooks Drive, Braintree, MA 02184-8160.

In Person. Investors may visit E*TRADE Securities' self-service center in Menlo Park, California at the address on the back cover page of this prospectus between 8:00 a.m. and 5:00 p.m. (pacific time). Customer service will only accept checks or money orders made payable to E*TRADE Securities, Inc.

Wire.  Send wired funds to:

The Bank of New York
48 Wall Street
New York, NY  10286

ABA  #021000018
FBO:  E*TRADE Securities, Inc.
A/C #8900346256 for further credit to (your name and account number).

After your account is opened, E*TRADE Securities will contact you with an account number so that you can immediately wire funds.

STEP 3: Execute an Order to Buy/Sell/Exchange Shares

Minimum Investment Requirements:

For your initial investment in the Fund                  $25,000

To buy additional shares of the Fund                      $1,000

Continuing minimum investment*                          $ 20,000

To invest in the Fund for your IRA, Roth IRA,
   or one-person SEP account                            $ 15,000

To invest in the Fund for your Education IRA account    $ 15,000

To invest in the Fund for your UGMA/UTMA account        $ 15,000

To invest in the Fund for your SIMPLE, SEP-IRA,
   Profit Sharing or Money Purchase Pension Plan,
   or 401(a) account                                    $ 15,000

* Your shares may be automatically redeemed, if, as a result of selling or exchanging shares, you no longer meet the Fund's minimum balance requirements. Before taking such action, the Fund will provide you with written notice and at least 30 days to buy more shares to bring your investment up to $20,000.

After your account is established you may use the methods described below to buy, sell or exchange shares. You can only sell funds that are held in your E*TRADE Securities account; that means you cannot "short" shares of the Fund.

Whether you are investing in the Fund for the first time or adding to an existing investment, you can only buy Fund shares on-line. Because the Fund's NAV changes daily, your purchase price will be the next NAV determined after the Fund receives and accepts your purchase order.

You can access the money you have invested in the Fund at any time by selling some or all of your shares back to the Fund. As soon as E*TRADE Securities receives the shares or the proceeds from the Fund, the transaction will appear in your account. This usually occurs the business day following the transaction, but in any event, no later than three days thereafter.

On-line.   You  can  access   E*TRADE   Securities'   secure  trading  pages  at
www.etrade.com via the internet, WebTV, Prodigy, AT&T Worldnet, Microsoft Investor, by GO ETRADE on CompuServe, with the keyword ETRADE on America Online and via personal digital assistant. By clicking on one of several mutual fund order buttons, you can quickly and easily place a buy, sell or exchange order for shares in the Fund. You will be prompted to enter your trading password whenever you perform a transaction so that we can be sure each buy or sell is secure. It is for your own protection to make sure you or your co-account holder(s) are the only people who can place orders in your E*TRADE account. When you buy shares, you will be asked to: 1) affirm your consent to receive all Fund documentation electronically, 2) provide an e-mail address and 3) affirm that you have read the prospectus. The prospectus will be readily available for viewing and printing on our Website.

No information provided on the Website is incorporated by reference into this Prospectus, unless specifically noted in this Prospectus.

Our built-in verification system lets you double-check orders before they are sent to the markets, and you can change or cancel any unfilled order subject to prior execution.

If you are already a shareholder, you may call 1-800-STOCKS5 (1-800-786-2575) to sell shares by phone through an E*TRADE Securities broker for an additional $15 fee.

The Fund reserves the right to refuse a telephone redemption request or exchange request if it believes it advisable to do so.

Investors will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided that the Fund reasonably believes that such instructions are genuine. The Fund and its transfer agent employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund may incur liability if it does not follow these procedures.

Due to increased telephone volume during periods of dramatic economic or market changes, you may experience difficulty in implementing a broker-assisted telephone redemption. In these situations, investors may want to consider trading online by accessing our Website or use TELE*MASTER, E*TRADE Securities' automated telephone system, to effect such a transaction by calling 1-800-STOCKS1 (1-800-786-2571).

Signature Guarantee. For your protection, certain requests may require a signature guarantee.

A signature guarantee is designed to protect you and the Fund against fraudulent transactions by unauthorized persons. In the following instances, the Fund will require a signature guarantee for all authorized owners of an account:

1. If you transfer the ownership of your account to another individual or organization.

2.    When you submit a written redemption for more than $25,000.

3. When you request that redemption proceeds be sent to a different name or address than is registered on your account.

4.    If you add or change your name or add or remove an owner on your account.

5.    If you add or change the beneficiary on your transfer-on-death account.

For  other   registrations,   access  E*STATION  through  our  Website  or  call
1-800-786-2575 for instructions.

You will have to wait to redeem your shares until the funds you use to buy them have cleared (e.g., your check has cleared).

The right of redemption may be suspended during any period in which (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than weekends and holidays; (ii) the SEC has permitted such suspension by order; or (iii) an emergency as determined by the SEC exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

Exchange. You may exchange your shares of the Fund for shares of another E*TRADE fund. An exchange is two transactions: a sale (or redemption) of shares of one fund and the purchase of shares of a different fund with the redemption proceeds. Exchange transactions generally may be effected on-line. If you are unable to make an exchange on-line for any reason (for example, due to Internet-related difficulties) exchanges by telephone will be made available. After we receive your exchange request, the Fund's transfer agent will simultaneously process exchange redemptions and exchange purchases at the share prices next determined, as further explained under "Pricing of Fund Shares." Shares still subject to a redemption fee of another E*TRADE fund will be assessed that fee if exchanged.

You must meet the minimum investment requirements for the E*TRADE fund into which you are exchanging or purchasing shares. The Fund reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange at any time, without notice.

Closing your account. If you close your E*TRADE Securities account, you will be required to redeem your shares in your Fund account.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund intends to declare dividends daily and pay dividends from net investment income monthly. The Fund does not expect to distribute any capital gains. The Fund may make additional distributions if necessary.

Unless you choose otherwise, all your dividends will be automatically reinvested in additional Fund shares. Shares are purchased at the net asset value determined on the payment date.

TAX CONSEQUENCES

The Fund's total returns do not show the effects of income taxes on an individual's investment. The following information is meant as a general summary for U.S. taxpayers. Please see the Fund's Statement of Additional Information for more information. You should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

The Fund generally will not have to pay income tax on amounts it distributes to shareholders, although shareholders will be taxed on distributions they receive.

The Fund will distribute substantially all of its income to its shareholders every year. If the Fund declares a dividend in October, November or December but pays it in January, you may be taxed on the dividend as if you received it in the previous year.

You will generally be taxed on dividends you receive from the Fund, regardless of whether they are paid to you in cash or are reinvested in additional Fund shares.

If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investment through a tax-deferred account.

The Fund will send you a tax report each year that will tell you which dividends must be treated as ordinary income.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

[Outside back cover page.]

The Supplement dated May 31, 2000 to the Statement of Additional Information for the Fund, dated March 29, 2000 ("SAI"), contains further information about the Fund. The SAI is incorporated into this Prospectus by reference (that means it is legally considered part of this Prospectus). Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders which are incorporated into this Prospectus by reference. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its fiscal year.

The SAI and the most recent annual and semi-annual reports (when available) may be obtained without charge, at our Website (www.etrade.com). Information on the Website is not incorporated by reference into this Prospectus unless specifically noted. Shareholders will be notified when a prospectus, prospectus update, amendment, annual or semi-annual report is available. Shareholders may also call the toll-free number listed below for additional information or with any inquiries.

Further information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operations of the public reference room. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov or copies can be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

E*TRADE Securities, Inc.
4500 Bohannon Drive
Menlo Park, CA  94025
Telephone: (650) 331-6000
Toll-Free: (800) 786-2575
http://www.etrade.com



Investment Company Act No.: 811-09093

                      SUPPLEMENT DATED MAY 31, 2000 TO THE

                       STATEMENT OF ADDITIONAL INFORMATION

                              DATED MARCH 29, 2000

                                  E*TRADE Funds

                        E*TRADE PREMIER MONEY MARKET FUND

This Supplemented Statement of Additional Information ("SAI") updates certain information contained in the above-dated SAI.

This SAI is not a prospectus. This SAI should be read together with the Prospectus dated March 29, 2000, as supplemented May 31, 2000 (as amended from time to time) for the E*TRADE Premier Money Market Fund (the "Fund"), a separate series of E*TRADE Funds.

To obtain a copy of the Fund's Prospectus and the Fund's most recent shareholders report (when issued) free of charge, please access our Website online (www.etrade.com) or call our toll-free number at (800) 786-2575. Information on the Website is not incorporated by reference into this SAI unless specifically noted. Only customers of E*TRADE Securities, Inc. who consent to receive all information about the Fund electronically may invest in the Fund.

                                TABLE OF CONTENTS

                                                                            Page

FUND HISTORY.................................................................3

THE FUND.....................................................................3

INVESTMENT STRATEGIES AND RISKS..............................................3

FUND POLICIES...............................................................10

TRUSTEES AND OFFICERS.......................................................14

INVESTMENT MANAGEMENT.......................................................18

SERVICE PROVIDERS...........................................................19

PORTFOLIO TRANSACTIONS AND BROKERAGE SELECTION..............................22

ORGANIZATION, DIVIDEND AND VOTING RIGHTS....................................22

SHAREHOLDER INFORMATION.....................................................24

TAXATION....................................................................25

UNDERWRITER.................................................................29

MASTER PORTFOLIO ORGANIZATION...............................................29

PERFORMANCE INFORMATION.....................................................30

APPENDIX....................................................................36

FUND HISTORY

The E*TRADE Premier Money Market Fund (the "Fund") is a diversified series of E*TRADE Funds (the "Trust"). The Trust is organized as a Delaware business trust and was formed on November 4, 1998.

THE FUND

The Fund is classified as an open-end, management investment company. The Fund seeks to provide investors with a high level of income, while preserving capital and liquidity. The Fund seeks to achieve its objective by investing in a master portfolio that, in turn, invests in high quality, short-term investments. This investment objective is not fundamental and therefore, can be changed without approval of a majority (as defined in the Investment Company Act of 1940, as amended, and the rules thereunder ("1940 Act")) of the Fund's outstanding voting interests.

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Money Market Master Portfolio (the "Master Portfolio"), a series of Master Investment Portfolio ("MIP"), an open-end, management investment company. However, this policy is not a fundamental policy of the Fund and a shareholder vote is not required for the Fund to withdraw its investment from the Master Portfolio.

INVESTMENT STRATEGIES AND RISKS

The following supplements the discussion in the Prospectus of the Master Portfolio's investment strategies, policies and risks. These investment strategies and policies may be changed without shareholder approval of either the Fund or the Master Portfolio unless otherwise noted.

Asset Backed Securities. The Master Portfolio may purchase asset-backed securities, which are securities backed by installment contracts, credit-card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments and is likely to be substantially less than the original maturity of the assets underlying the securities as a result of prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. The Master Portfolio may invest in such securities up to the limits prescribed by Rule 2a-7 and other provisions of the 1940 Act.

Bank Obligations. The Master Portfolio may invest in bank obligations which include, but are not limited to, negotiable certificates of deposit ("CDs"), bankers' acceptances and fixed time deposits. The Master Portfolio also may invest in high-quality short-term obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

Fixed time deposits are obligations of U.S. banks, foreign branches of U.S. banks of foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Generally fixed time deposits may be withdrawn on demand by the investor, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have an established market, there are no contractual restrictions on the Master Portfolio's right to transfer a beneficial interest in the deposit to a third party. It is the policy of the Master Portfolio not to invest in fixed time deposits subject to withdrawal penalties, other than overnight deposits, or in repurchase agreements with more than seven days to maturity or other illiquid securities, if more than 10% of the value of its net assets would be so invested.

Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting domestic obligations, including the possibilities that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. Government agency or instrumentality.

Commercial Paper and Short-Term Corporate Debt Instruments. The Master Portfolio may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. BGFA monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

The Master Portfolio also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. The Master Portfolio will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P. Subsequent to its purchase by the Master Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Master Portfolio. BGFA will consider such an event in determining whether the Master Portfolio should continue to hold the obligation. To the extent the Master Portfolio continues to hold such obligations, it may be subject to additional risk of default.

Floating- and variable- rate obligations. The Master Portfolio may purchase floating- and variable-rate obligations as described in the Prospectus. The Master Portfolio may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit the Master Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Master Portfolio, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Master Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Master Portfolio may invest in obligations which are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Master Portfolio may invest. BGFA, on behalf of the Master Portfolio, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Master Portfolio's portfolio. The Master Portfolio will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

Foreign Obligations. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards or governmental supervision comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions. The Master Portfolio may purchase securities on a when-issued or forward commitment (sometimes called a delayed-delivery) basis, which means that the price is fixed at the time of commitment, but delivery and payment ordinarily take place a number of days after the date of the commitment to purchase. The Master Portfolio will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Master Portfolio may sell these securities before the settlement date if it is deemed advisable. The Master Portfolio will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date.

Securities purchased on a when-issued or forward commitment basis and certain other securities held in the Master Portfolio's investment portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or forward commitment basis may expose the Master Portfolio to risk because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of the Master Portfolio consisting of cash or U.S. Government obligations or other high quality liquid debt securities at least equal at all times to the amount of the when-issued or forward commitments will be established and maintained at the Master Portfolio's custodian bank. Purchasing securities on a forward commitment basis when the Master Portfolio is fully or almost fully invested may result in greater potential fluctuation in the value of the Master Portfolio's total net assets and its net asset value per share. In addition, because the Master Portfolio will set aside cash and other high quality liquid debt securities as described above, the liquidity of the Master Portfolio's investment portfolio may decrease as the proportion of securities in the Master Portfolio's portfolio purchased on a when-issued or forward commitment basis increases.

The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the Master Portfolio's net asset value starting on the day the Master Portfolio agrees to purchase the securities. The Master Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Master Portfolio makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Master Portfolio's assets, and fluctuations in the value of the underlying securities are not reflected in the Master Portfolio's net asset value as long as the commitment remains in effect.

Illiquid Securities. The Master Portfolio may invest in securities not registered under the Securities Act of 1933 (the "1933 Act") and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to the Master Portfolio.

Letters of Credit. Certain of the debt obligations, certificates of participation, commercial paper and other short-term obligations which the Master Portfolio is permitted to purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must, in the opinion of BGFA, be of investment quality comparable to other permitted investments of the Master Portfolio.

Loans of Portfolio Securities. The Master Portfolio may lend its securities to brokers, dealers and financial institutions, provided (1) the loan is secured continuously by collateral consisting of cash, U.S. Government securities or an irrevocable letter of credit which is marked daily to ensure that each loan is fully collateralized; (2) the Master Portfolio may at any time recall the loan and obtain the return of the securities loaned within five business days; (3) the Master Portfolio will receive any interest or dividends paid on the securities loaned; and (4) the aggregate market value of securities loaned will not at any time exceed on-third of the total assets of the Master Portfolio. The Master Portfolio may earn income in connection with securities loans either through the reinvestment of the cash collateral or the payment of fees by the borrower. The Master Portfolio does not currently intend to lend its portfolio securities.

Municipal Obligations. The Master Portfolio may invest in municipal obligations. Municipal bonds generally have a maturity at the time of issuance of up to 40 years. Medium-term municipal notes are generally issued in anticipation of the receipt of tax Master Portfolios, of the proceeds of bond placements, or of other revenues. The ability of an issuer to make payments on notes is therefore especially dependent on such tax receipts, proceeds from bond sales or other revenues, as the case may be. Municipal commercial paper is a debt obligation with a state maturity of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt.

The Master Portfolio will invest in `high-quality' (as that term is defined in Rule 2a-7 of the 1940 Act) long-term municipal bonds, municipal notes and short-term commercial paper, with remaining maturities not exceeding 13 months.

Other Investment Companies. The Master Portfolio may invest in shares of other open-end investment companies that invest exclusively in high-quality short-term securities subject. The Master Portfolio may also purchase shares of exchange listed closed-end Master Portfolios.

Participation Interests. The Fund may invest in participation interests in any type of security in which the Fund may invest. A participation interest gives the Fund an undivided interest in the underlying securities in the proportion that the Fund's participation interest bears to the total principal amount of the underlying securities.

Pass-Through Obligations. Certain of the debt obligations in which the Master Portfolio may invest may be pass-through obligations that represent an ownership interest in a pool of mortgages and the resultant cash flow from those mortgages. Payments by homeowners on the loans in the pool flow through to certificate holders in amounts sufficient to repay principal and to pay interest at the pass-through rate. The stated maturities of pass-through obligations may be shortened by unscheduled prepayments of principal on the underlying mortgages. Therefore, it is not possible to predict accurately the average maturity of a particular pass-through obligation. Variations in the maturities of pass-through obligations will affect the yield of any Master Portfolio investing in such obligations. Furthermore, as with any debt obligation, fluctuations in interest rates will inversely affect the market value of pass-through obligations.

Repurchase Agreements. The Master Portfolio may engage in a repurchase agreement with respect to any security in which it is authorized to invest, although the underlying security may mature in more than thirteen months. The Master Portfolio may enter into repurchase agreements wherein the seller of a security to the Master Portfolio agrees to repurchase that security from the Master Portfolio at a mutually agreed-upon time and price that involves the acquisition by the Master Portfolio of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Master Portfolio's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. Securities acquired as collateral by the Master Portfolio under a repurchase agreement will be held in a segregated account at a bank. The Master Portfolio may enter into repurchase agreements only with respect to securities of the type in which it may invest, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. BGFA monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Master Portfolio in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Master Portfolio may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Master Portfolio in connection with insolvency proceedings), it is the policy of the Master Portfolio to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Master Portfolio considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements. Repurchase agreements are considered to be loans by the Master Portfolio under the 1940 Act.

Rule 144A. It is possible that unregistered securities, purchased by the Master Portfolio in reliance upon Rule 144A under the 1933 Act, could have the effect of increasing the level of the Master Portfolio's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

Unrated Investments. The Master Portfolio may purchase instruments that are not rated if, in the opinion of BGFA, such obligations are of investment quality comparable to their rated investments that are permitted for purchase by the Master Portfolio, if they are purchased in accordance with the Master Portfolio's procedures adopted by the Trust's Board of Trustees in accordance with Rule 2a-7 under the 1940 Act. Such procedures require approval or ratification by the Master Portfolio's Board of Trustees of the purchase of unrated securities. After purchase by the Master Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Master Portfolio. Neither event will require an immediate sale of such security by the Master Portfolio provided that, when a security ceases to be rated, the Master Portfolio's Board of Trustees determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, the Master Portfolio's Board of Trustees finds that the sale of such security would not be in the Master Portfolio's interestholders' best interests.

To the extent the ratings given by a nationally recognized statistical ratings organization ("NRSRO") may change as a result of changes in such organizations or their rating systems, the Master Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI. The ratings of NRSROs are more fully described in the SAI Appendix.

U.S. Government Obligations. The Master Portfolio may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Portfolio Turnover. Because the portfolio of the Master Portfolio consists of securities with relatively short-term maturities, the Master Portfolio expects to experience high portfolio turnover. A high portfolio turnover rate should not adversely affect the Master Portfolio since portfolio transactions ordinarily will be made directly with principals on a net basis and, consequently, the Master Portfolio usually will not incur brokerage expenses or excessive transaction costs.

FUND POLICIES

Fundamental Investment Restrictions

The following are the Fund's fundamental investment restrictions which cannot be changed without shareholder approval by a vote of a majority of the outstanding shares of the Fund, as set forth in the 1940 Act.

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction. The Fund will be deemed to be in compliance with its investment policies to the extent any master portfolio in which it invests has substantially similar policies or has a portfolio in compliance with the Fund's policies.

Unless indicated otherwise below, the Fund may not:

1. Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would equal or exceed 25% or more of the current value of the Fund's total assets, provided that this restriction does not limit the Fund's: (i) investments in securities of other investment companies; (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (iii) investments in repurchase agreements; provided that the Fund reserves the right to concentrate in the obligations of domestic banks (as such term is interpreted by the Securities and Exchange Commission ("SEC") or its staff);

2. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

3. Purchase or sell commodities provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments;

4. Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in
accordance  with  the  Fund's  investment   program  may  be  deemed  to  be  an
underwriting;

5. Borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

6. Issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

7. Purchase securities of any issuer if, as a result, with respect to 75% of the Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies; and

8. Make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of the Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

Non-Fundamental Operating Restrictions

The following are the Fund's non-fundamental operating restrictions, which may be changed by the Fund's Board of Trustees without shareholder approval.

1. The Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, the Fund's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company, and (iii) 10% of the Fund's net assets in the aggregate. Other investment companies in which the Fund invests can be expected to charges fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund;

2. The Fund may not invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days;

3. The Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year;

4. The Fund may not write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity;

5. The Fund may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

6. The Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities; and

7. The Fund may not make investments for the purpose of exercising control or management.

The Fund may, notwithstanding any fundamental or non-fundamental policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially similar investment objectives and policies as the Fund or investment objectives and policies consistent with those of the Fund.

MASTER PORTFOLIO

Fundamental Investment Restrictions

The Master Portfolio is subject to the following fundamental investment restrictions which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding voting securities. In the event the Master Portfolio seeks approval to change any of the following fundamental investment restrictions and the Fund elects to continue its investment in the Master Portfolio, the Fund shall take appropriate action, as it deems necessary, to ensure that the Master Portfolio's fundamental investment restrictions are in compliance with the Fund's policies.

If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

The Master Portfolio may not:

1. Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Master Portfolio's investments in that industry would be 25% or more of the current value of the Master Portfolio's total assets, provided that there is no limitation with respect to investments in (i) obligations of the U.S. Government, its agencies or instrumentalities; and (ii) obligations of banks, to the extent that the SEC, by rule or interpretation, permits funds to reserve freedom to concentrate in such obligations;

2. Purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interest therein);

3. Purchase commodities or commodity contracts (including futures contracts), except that the Master Portfolio may purchase securities of an issuer which invests or deals in commodities or commodity contracts;

4. Purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

5. Purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities;

6. Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Master Portfolio's investment program may be deemed to be an underwriting;

7. Make investments for the purpose of exercising control or management;

8. Borrow money or issue senior securities as defined in the 1940 Act, except that the Master Portfolio may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists);

9. Write, purchase or sell puts, calls, straddles, spreads, warrants, options or
any  combination  thereof,   except  that  the  Master  Portfolio  may  purchase
securities with put rights in order to maintain liquidity;

10. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, with respect to 75% of its total assets, more than 5% of the value of the Master Portfolio's total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets the Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer; or

11. Make loans, except that the Master Portfolio may purchase or hold debt instruments or lend its portfolio securities in accordance with its investment policies, and may enter into repurchase agreements.

Non-Fundamental Operating Policies

The Master Portfolio is subject to the following non-fundamental policies which may be changed by the Board of Trustees of the Master Portfolio without the approval of the holders of the Master Portfolio's outstanding securities.

1. The Master Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, the Master Portfolio's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Master Portfolio's net assets with respect to any one investment company, and (iii) 10% of the Master Portfolio's net assets in the aggregate. Other investment companies in which the Master Portfolio invests can be expected to charges fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master Portfolio;

2. The Master Portfolio may not invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days; and

3. The Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year.

TRUSTEES AND OFFICERS

The Board has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities and the conformity with Delaware Law and the stated policies of the Fund. The Board elects the officers of the Trust who are responsible for administering the Fund's day-to-day operations. Trustees and officers of the Fund, together with information as to their principal business occupations during the last five years, and other information are shown below. Each "interested or affiliated person," as defined in the 1940 Act, is indicated by an asterisk (*):

------------------------------------------------------------------------------------
Name, Address, and Age    Position(s)   Held   with Principal  Occupation(s) During
                          the Fund                  the Past 5 Years
------------------------------------------------------------------------------------
*Leonard C. Purkis (51)   Trustee, Treasurer        Mr.  Purkis is chief  financial
4500 Bohannon Drive,                                officer  and   executive   vice
Menlo Park, CA 94025                                president    of   finance   and
                                                    administration    of    E*TRADE
                                                    Group,   Inc.   He   previously
                                                    served   as   chief   financial
                                                    officer for Iomega  Corporation
                                                    (Hardware   Manufacturer)  from
                                                    1995 to 1998.  Prior to joining
                                                    Iomega,  he served in  numerous
                                                    senior   level   domestic   and
                                                    international finance positions
                                                    for  General  Electric  Co. and
                                                    its  subsidiaries,  culminating
                                                    his career there as senior vice
                                                    president,   finance,   for  GE
                                                    Capital     Fleet      Services
                                                    (Financial Services).

*Shelly J. Meyers (40)(1) Trustee                   Ms.   Meyers  is  the  Manager,
4500 Bohannon Drive,                                Chief Executive Officer,  Chief
Menlo Park, CA 94025                                Financial  Officer  and founder
                                                    of Meyers  Capital  Management,
                                                    a     registered     investment
                                                    adviser   formed   in   January
                                                    1996.   She  has  also  managed
                                                    the  Meyers  Pride  Value  Fund
                                                    since  June   1996.   Prior  to
                                                    that,  she was  employed by The
                                                    Boston       Company      Asset
                                                    Management,  Inc. as  Assistant
                                                    Vice     President    of    its
                                                    Institutional  Asset Management
                                                    group.

Ashley T. Rabun (47)      Trustee                   Ms.  Rabun is the  Founder  and
4500 Bohannon Drive,                                Chief   Executive   Officer  of
Menlo Park, CA 94025                                InvestorReach   (which   is   a
                                                    consulting firm specializing in
                                                    marketing   and    distribution
                                                    strategies     for    financial
                                                    services  companies  formed  in
                                                    October  1996).  From  1992  to
                                                    1996,  she  was a  partner  and
                                                    President of Nicholas Applegate
                                                    Mutual  Funds,  a  division  of
                                                    Nicholas    Applegate   Capital
                                                    Management.

Steven Grenadier (35)     Trustee                   Mr.  Grenadier  is an Associate
4500 Bohannon Drive,                                Professor  of  Finance  at  the
Menlo Park, CA 94025                                Graduate  School of Business at
                                                    Stanford  University,  where he
                                                    has   been    employed   as   a
                                                    professor since 1992.

George J. Rebhan (65)     Trustee                   Mr.  Rebhan  has been a Trustee
4500 Bohannon Drive,                                for the  Trust  For  Investment
Menlo Park, CA 94025                                Managers  (investment  company)
                                                    since  August  30,  1999.   Mr.
                                                    Rebhan   retired  in   December
                                                    1993,  and prior to that he was
                                                    President   of   Hotchkis   and
                                                    Wiley     Funds     (investment
                                                    company) from 1985 to 1993.

*Amy J. Errett (42)       President                 Ms.   Errett   joined   E*TRADE
4500 Bohannon Drive,                                Asset   Management   in   March
Menlo Park, CA 94025                                2000.   Prior  to   that,   Ms.
                                                    Errett  was   Chairman,   Chief
                                                    Executive  Officer  and founder
                                                    of Spectrem  Group, a financial
                                                    services consulting firm, since
                                                    1990.

*W. David Moore (40)      Vice President and        Mr. Moore is Vice  President of
4500 Bohannon Drive       Secretary                 Operations,    E*TRADE    Asset
Menlo Park, CA 94025                                Management,   Inc.   He  joined
                                                    E*TRADE  Securities,   Inc.  in
                                                    February  1999.  Prior  to that
                                                    Mr.    Moore    was   a   Sales
                                                    Consultant    of   BARRA   Inc.
                                                    (investment          analytics)
                                                    beginning  in 1998.  From  1995
                                                    to   1997,    he   was   Client
                                                    Services  Manager of  Templeton
                                                    Europe (investment management).

(1) Ms. Meyers may be considered an "interested person," but she is not an "affiliated person," as that term is defined in the 1940 Act.

Beginning July 1, 2000, each non-affiliated Trustee, will receive from the Trust an annual fee (payable quarterly) of $18,000 plus an additional fee of: (i) $4,500 for each regularly scheduled or special Board meeting attended; and (ii) $2,000 for each Audit Committee meeting attended. Previously, the Trust paid each non-affiliated Trustee a fee of $1,500 per Board meeting for the Fund. It is estimated that in the future the new compensation schedule will result in lower compensation per Trustee than that which would have been paid under the prior compensation schedule. In addition, the Trust reimburses each of the non-affiliated Trustees for travel and other expenses incurred in connection with attendance at such meetings. Other officers and Trustees of the Trust receive no compensation or expense reimbursement. The following table provides an estimate of each Trustee's compensation received from the Trust for the current fiscal year ending December 31, 2000 and the total compensation received from the Trust for the fiscal year ended December 31, 1999:

Compensation Table

------------------------------------------------------------------------------

 Name of Person, Position            Aggregate            Total Compensation
                                 Compensation from       from the Trust Paid
                                    the Trust(1)             to Trustees(2)
------------------------------------------------------------------------------
Leonard C. Purkis, Trustee             None                      None

Shelly J. Meyers, Trustee(3)          $48,000                  $22,500

Ashley T. Rabun, Trustee              $57,000                  $22,500

Steven Grenadier, Trustee             $57,000                  $22,500

George J. Rebhan, Trustee             $57,000                    -0-

      No Trustee will receive any benefits upon retirement. Thus, no pension or retirement benefits have accrued as part of the Fund's expenses.

------------

(1) This amount represents the estimated aggregate amount of compensation paid by the Trust to each non-affiliated Trustee for service on the Board of Trustees for the fiscal year ending December 31, 2000. The estimate is based on the prior compensation schedule in effect until July 1, 2000 and the new compensation schedule thereafter, both of which are described above.

(2) This amount represents the actual amount paid in 1999. The Trust consists of eight series, of which six began operations in 1999. There are no other funds in the Fund Complex.

(3) Ms. Meyers may be considered an "interested person," but she is not an "affiliated person," as defined in the 1940 Act and is compensated by the Trust for serving as Trustee.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, E*TRADE Funds has adopted a code of ethics. The Fund's investment advisor and principal underwriter have also adopted codes of ethics under Rule 17j-1. Each code of ethics permits personal trading by covered personnel, including securities that may be purchased or held by the Fund, subject to certain reporting requirements and restrictions.

Control Persons and Principal Holders of Securities

A shareholder that owns 25% or more of the Fund's voting securities is in control of the Fund on matters submitted to a vote of shareholders. To satisfy regulatory requirements, as of March 29, 2000, E*TRADE Asset Management, Inc. owned 100% of the Fund's outstanding shares. There are no other shareholders holding 25% or more. E*TRADE Asset Management, Inc., the Fund's investment advisor, is a Delaware corporation and is wholly owned by E*TRADE Group, Inc. Its address is 4500 Bohannon Drive, Menlo Park, CA 94025.

INVESTMENT MANAGEMENT

Investment Advisor. Under an investment advisory agreement with the Fund, E*TRADE Asset Management, Inc. ("Investment Advisor") provides investment advisory services to the Fund. The Investment Advisor is a wholly owned subsidiary of E*TRADE Group and is located at 4500 Bohannon Drive, Menlo Park, CA 94025. The Investment Advisor commenced operating in February 1999 and, therefore, has limited experience as an investment advisor. As of March 31, 2000, the Investment Advisor provided investment advisory services for over $277 million in assets.

Subject to the general supervision of the Trust's Board of Trustees and in accordance with the investment objective, policies and restrictions of the Fund, the Investment Advisor provides the Fund with ongoing investment guidance, policy direction and monitoring of the Master Portfolio. The Investment Advisor may in the future manage cash and money market instruments for cash flow purposes. For its advisory services, the Fund pays the Investment Advisor an investment advisory fee at an annual rate equal to 0.02% of the Fund's average daily net assets invested in the Master Portfolio, but 0.12% of the Fund's average daily net assets if the Fund's assets are not invested in the Master Portfolio.

The Master Portfolio's Investment Advisor. The Master Portfolio's investment advisor is Barclays Global Fund Advisors ("BGFA"). BGFA is a direct subsidiary of Barclays Global Investors, N.A. (which, in turn, is an indirect subsidiary of Barclays Bank PLC) and is located at 45 Fremont Street, San Francisco, California 94105. BGFA has provided asset management, administration and advisory services for over 25 years. As of December 31, 1999, BGFA and its affiliates provided investment advisory services for over $783 billion of assets. Barclays Bank PLC has been involved in banking in the United Kingdom for over 300 years. Pursuant to an Investment Advisory Contract (the "Advisory Contract") with the Master Portfolio, BGFA provides investment advisory services in connection with the management of the Master Portfolio's assets. Pursuant to the Advisory Contract, BGFA furnishes to the Master Portfolio's Board of Trustees periodic reports on the investment strategy and performance of the Master Portfolio. BGFA is entitled to receive monthly fees at the annual rate of 0.10% of the average daily net assets of the Master Portfolio as compensation for its advisory services. From time to time, BGFA may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio, and accordingly, have a favorable impact on its performance. This advisory fee is an expense of the Master Portfolio borne proportionately by its interestholders, including the Fund.

The Advisory Contract is subject to annual approval (i) by the holders of a majority of the Master Portfolio's outstanding voting securities or by the Master Portfolio's Board of Trustees and (ii) by a majority of the Trustees of the Master Portfolio who are not parties to the Advisory Contract or affiliated of any such party. The Advisory Contract may be terminated on 60 days' written notice by either party without penalty and will terminate automatically if assigned.

Purchase and sale orders for portfolio securities of the Master Portfolio may be combined with those of other accounts that BGFA manages or advises, and for which it has brokerage placement authority in the interest of seeking the most favorable result. When BGFA determines that a particular security should be bought or sold for the Master Portfolio and other accounts managed by BGFA, it undertakes to allocate those transactions among the participants equally. In some cases, these procedures may adversely affect the size of the position obtained for or disposed of by the Master Portfolio or the price paid or received by the Master Portfolio.

SERVICE PROVIDERS

Principal Underwriter. E*TRADE Securities, Inc., 4500 Bohannon Drive, Menlo Park, CA 94025, is the Fund's principal underwriter. The underwriter is a wholly owned subsidiary of E*TRADE Group, Inc.

Co-Administrators and Placement Agent of the Master Portfolio. Stephens, Inc. ("Stephens"), and Barclays Global Investors, N.A. ("BGI") serve as co-administrators on behalf of the Master Portfolio. Stephens and BGI provide the Master Portfolio with administrative services, including: (i) general supervision of the Master Portfolio's non-investment operations, and coordination of the other services provided to the Master Portfolio; (ii) compilation of information for reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Master Portfolio; and (iii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the MIP's officers and Board. Stephens also furnishes office space and certain facilities required for conducting the business of the Master Portfolio, and compensates the MIP's trustees, officers and employees who are affiliated with Stephens. In addition, Stephens and BGI will be responsible for paying all expenses incurred by the Master Portfolio, other than the fees payable to BGFA. Stephens and BGI are not entitled to compensation for providing administration services to the Master Portfolio. BGI has delegated certain of its duties as co-administrator to Investors Bank & Trust Company ("IBT"). IBT, as sub-administrator is compensated by BGI for performing certain administrative services.

Stephens also acts as the placement agent of Master Portfolio's shares pursuant to a Placement Agency Agreement (the "Placement Agency Agreement") with the Master Portfolio.

IBT currently acts as the Master Portfolio's custodian. IBT is not entitled to receive compensation for its custodial services so long as it is entitled to receive compensation for providing sub-administrative services to the Master Portfolio.

Administrator of the Fund. E*TRADE Asset Management, the Fund's Investment Advisor, also serves as the Fund's administrator. As the Fund's administrator,
E*TRADE Asset Management provides administrative services directly or through sub-contracting, including: (i) coordinating the services performed by the investment advisor, transfer and dividend disbursing agent, custodian, sub-administrator, shareholder servicing agent, independent auditors and legal counsel; (ii) preparing or supervising the preparation of periodic reports to the Fund's shareholders; (iii) generally supervising regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and other federal or state governmental agencies; and (iv) monitoring and reviewing the Fund's contracted services and expenditures. E*TRADE Asset Management also furnishes office space and certain facilities required for conducting the business of the Fund. Pursuant to an administrative services agreement with the Fund, E*TRADE Asset Management receives a fee equal to 0.30% of the average daily net assets of the Fund. E*TRADE Asset Management is responsible under that agreement for all expenses otherwise payable by the Fund, other than the advisory fees (including subadvisory fees), E*TRADE Asset Management's compensation pursuant to the administrative services agreement and any expenses of any "master" fund in which the Fund may invest.

Custodian, Fund Accounting Services Agent and Sub-administrator. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116, serves as custodian of the assets of the Fund and the Master Portfolio. As a result, IBT has custody of all securities and cash of the Fund and the Master Portfolio, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the Fund and the Master Portfolio. The custodian has no responsibility for any of the investment policies or decisions of the Fund and the Master Portfolio. IBT also acts as the Fund's Accounting Services Agent. IBT also serves as the Fund's sub-administrator, under an agreement among IBT, the Trust and E*TRADE Asset Management, providing management reporting and treasury administration and financial reporting to Fund management and the Fund's Board of Trustees and preparing income tax provisions and tax returns. IBT is compensated for its services by E*TRADE Asset Management.

Transfer Agent and Dividend Disbursing Agent. PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809, acts as transfer agent and dividend-disbursing agent for the Fund.

Retail Shareholder Servicing Agent. Under a Retail Shareholder Servicing Agreement with E*TRADE Securities and E*TRADE Asset Management, E*TRADE Securities, 4500 Bohannon Drive, Menlo Park, CA 94025, acts as shareholder servicing agent for the Fund. As shareholder servicing agent, E*TRADE Securities provides personal services to the Fund's shareholders and maintains the Fund's shareholder accounts. Such services include: (i) providing to an approved shareholder mailing agent for the purpose of providing certain Fund-related materials the names and contact information of all shareholders; (ii) delivering current Fund prospectuses, statements of additional information, annual and other periodic reports upon shareholder requests; (iii) delivering statements to shareholders on a monthly basis; (iv) producing and providing confirmation statements reflecting purchases and redemptions; (v) answering shareholder inquiries regarding, among other things, share prices, account balances, dividend amounts and dividend payment dates; (vi) communicating purchase, redemption and exchange orders reflecting orders received from shareholders;
(vii) preparing and filing with the appropriate governmental agencies returns and reports required to be reported for dividends and other distributions made, amounts withheld on dividends and other distributions and payments under applicable federal and state laws, rules and regulations, and, as required, gross proceeds of sales transactions; and (viii) providing such other related services as the Fund or a shareholder may reasonably request, to the extent permitted by applicable law.

Independent Accountants. Deloitte & Touche LLP, 350 South Grand Avenue, Los Angeles, CA 90071-3462, acts as independent accountants for the Fund.

Legal Counsel. Dechert Price & Rhoads, 1775 Eye Street N.W., Washington, DC 20006-2401, acts as legal counsel for the Fund.


PORTFOLIO TRANSACTIONS AND BROKERAGE SELECTION

BGFA assumes general supervision over placing orders on behalf of the Master Portfolio for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of BGFA and in a manner deemed fair and reasonable to shareholders.

Purchase and sale orders of the securities held by the Master Portfolio may be combined with those of other accounts that BGFA manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When BGFA determines that a particular security should be bought or sold for the Master Portfolio and other accounts managed by BGFA, BGFA undertakes to allocate those transactions among the participants equitably.

BGFA may deal, trade and invest for its own account in the types of securities in which the Master Portfolio may invest. BGFA has informed the Master Portfolio that in making its investment decisions it does not obtain or use material information in its possession.

In executing portfolio transactions and selecting brokers or dealers, BGFA seeks to obtain the best overall terms available for the Master Portfolio. In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The primary consideration is prompt execution of orders at the most favorable net price. Certain of the brokers or dealers with whom the Master Portfolio may transact business offer commission rebates to the Master Portfolio. BGFA considers such rebates in assessing the best overall terms available for any transaction. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commission paid by other institutional investors for comparable services.

ORGANIZATION, DIVIDEND AND VOTING RIGHTS

The Fund is a diversified series of E*TRADE Funds (the "Trust"), an open-end investment company, organized as a Delaware business trust on November 4, 1998. The Trust may issue additional series and classes.

All shareholders may vote on each matter presented to shareholders. Fractional shares have the same rights proportionately as do full shares. Shares of the Trust have no preemptive, conversion, or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. If the Trust issues additional series, each series of shares will be held separately by the custodian, and in effect each series will be a separate fund.

All shares of the Trust have equal voting rights. Approval by the shareholders of a fund is effective as to that fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios.

Generally, the Trust will not hold an annual meeting of shareholders unless required by the 1940 Act. The Trust will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

Each share of the Fund represents an equal proportional interest in the Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

Under Delaware law, the shareholders of the Fund are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states or jurisdictions. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states or jurisdictions, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a series of the Trust. Notice of such disclaimer will generally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Declaration of Trust also provides for indemnification by the relevant series for all losses suffered by a shareholder as a result of an obligation of the series. In view of the above, the risk of personal liability of shareholders of a Delaware business trust is remote.

The Fund only recently commenced operations. Like any venture, there can be no assurance that the Fund as an enterprise will be successful or will continue to operate indefinitely.

SHAREHOLDER INFORMATION

Shares are sold through E*TRADE Securities.

Pricing of Fund Shares. The net asset value of the Fund will be determined as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The NYSE is open for trading Monday through Friday except on national holidays observed by the NYSE.

The Fund values its portfolio instruments at amortized cost, which means they are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made to compare the value of the Fund's investments at amortized cost with market values. When determining market values for portfolio securities, the Fund uses market quotes if they are readily available. In cases where quotes are not readily available, the Fund may value securities based on fair values developed using methods approved by the Fund's Board of Trustees Fair values may be determined by using actual quotations or estimates of market value, including pricing service estimates of market values or values obtained from yield data relating to classes of portfolio securities.

The amortized cost method of valuation seeks to maintain a stable net asset value per share ("NAV") of $1.00, even where there are fluctuations in interest rates that affect the value of portfolio instruments. Accordingly, this method of valuation can in certain circumstances lead to a dilution of a shareholder's interest.

If a deviation of 1/2 of 1% or more were to occur between the NAV calculated using market values and the Fund's $1.00 NAV calculated using amortized cost or if there were any other deviation that the Board of Trustees believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If the Fund's NAV calculated using market values declined, or were expected to decline, below the Fund's $1.00 NAV calculated using amortized cost, the Board of Trustees might temporarily reduce or suspend dividend payments in an effort to maintain the fund's $1.00 NAV. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Fund's NAV (calculated using market values) were to increase, or were anticipated to increase above the Fund's $1.00 (calculated using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the Fund's $1.00 NAV. Net investment income for a Saturday, Sunday or holiday will be declared as a dividend to investors of record on the previous business day.

Telephone and Internet Redemption Privileges. The Fund employs reasonable procedures to confirm that instructions communicated by telephone or the Internet are genuine. The Fund may not be liable for losses due to unauthorized or fraudulent instructions. Such procedures include but are not limited to requiring a form of personal identification prior to acting on instructions received by telephone or the Internet, providing written confirmations of such transactions to the address of record, tape recording telephone instructions and backing up Internet transactions.

Retirement Plans. You can find information about the retirement plans offered by E*TRADE Securities by accessing our Website. You may fill out an IRA application online or request our IRA application kit by mail.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Taxation of the Fund. The Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. The Fund intends to distribute substantially all of such income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

Distributions. Distributions of investment company taxable income (including net short-term capital gains) are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received. A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

Dispositions. Upon a redemption, sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for not more than one year. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

Backup Withholding. The Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Other Taxation. Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation.

Market Discount. If the Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount". If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

Original Issue Discount. Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by the Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

Options, Futures and Forward Contracts. Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which the Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

Transactions in options, futures and forward contracts undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

Constructive Sales. Under certain circumstances, the Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

UNDERWRITER

Distribution of Securities. Under a Distribution Agreement with the Fund ("Distribution Agreement"), E*TRADE Securities Inc., 4500 Bohannon Drive, Menlo Park, CA 94025, acts as underwriter of the Fund's shares. The Fund pays no compensation to E*TRADE Securities, Inc. for its distribution services. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund's shares.

The Fund is a no-load fund, therefore investors pay no sales charges when buying, exchanging or selling shares of the Fund. The Distribution Agreement further provides that the Distributor will bear any costs of printing prospectuses and shareholder reports which are used for selling purposes, as well as advertising and any other costs attributable to the distribution of the Fund's shares. The Distributor is a wholly owned subsidiary of E*TRADE Group, Inc. The Distribution Agreement is subject to the same termination and renewal provisions as are described above with respect to the Advisory Agreement.

MASTER PORTFOLIO ORGANIZATION

The Master Portfolio is a series of Master Investment Portfolio ("MIP"), an open-end, series management investment company organized as Delaware business trust. MIP was organized on October 21, 1993. In accordance with Delaware law and in connection with the tax treatment sought by MIP, the Declaration of Trust provides that its investors are personally responsible for Trust liabilities and obligations, but only to the extent the Trust property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that MIP must maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its investors, trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of MIP's obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and MIP itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of MIP are not binding upon its trustees individually but only upon the property of MIP and that the trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the trustee's office.

The interests in the Master Portfolio have substantially identical voting and other rights as those rights enumerated above for shares of the Fund. MIP is generally not required to hold annual meetings, but is required by Section 16(c) of the 1940 Act to hold a special meeting and assist investor communications under certain circumstances. Whenever the Fund is requested to vote on a matter with respect to the Master Portfolio, the Fund will vote its shares of the Master Portfolio in accordance with the requirements of applicable law. As a result, the Fund may hold a meeting of Fund shareholders and will cast its votes as instructed by such shareholders.

In a situation where the Fund does not receive instruction from certain of its shareholders on how to vote the corresponding shares of the Master Portfolio, or to the extent permitted by law, the Fund does not seek voting instructions from its shareholders, the Fund will vote such shares in the same proportion as the shares for which the Fund does receive voting instructions or in the same proportion as the other interestholders of the Master Portfolio. A proposal at the Master Portfolio may pass even though the shareholders of the Fund vote against the proposal.

For reasons such as a change in the Master Portfolio's investment objective, among others, the Fund could terminate its investment in the Master Portfolio and choose another master portfolio or decide to manage its assets directly. The fees and expenses of the Fund and the Fund's returns could be affected by a switch to another master portfolio or direct management of the Fund's assets.

PERFORMANCE INFORMATION

The Fund may advertise a variety of types of performance information as more fully described below. The Fund's performance is historical and past performance does not guarantee the future performance of the Fund. From time to time, the Investment Advisor may agree to waive or reduce its management fee and/or to reimburse certain operating expenses of the Fund. Waivers of management fees and reimbursement of other expenses will have the effect of increasing the Fund's performance.

Current Yield. The current yield will be calculated based on a 7-day period, by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one shares at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent.

Effective Yield. The effective yield will be calculated, carried to the nearest hundredth of one percent, by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

      Effective yield = [(Base period return + 1)365/7 ] -1

Tax Equivalent Current Yield Quotation. The tax equivalent current yield will be calculated by dividing the portion of the Fund's current yield that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund's yield that is not tax-exempt.

Tax Equivalent Effective Yield Quotation. The tax equivalent effective yield will be calculated by dividing that portion of the Fund's effective yield that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund's effective yield that is not tax-exempt.

Average Annual Total Return. The Fund's average annual total return quotation will be computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for the Fund for a specific period is calculated as follows:

P(1+T)(To the power of n) = ERV

Where:

P = a hypothetical initial payment of $1,000
T = average annual total return
N = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the applicable period at the end of the period.

The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period and all recurring fees charges to all shareholder accounts are included.

Total Return. Calculation of the Fund's total return is not subject to a standardized formula. Total return performance for a specific period will be calculated by first taking an investment (assumed below to be $1,000) ("initial investment") in the Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value of the Fund on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

Cumulative Total Return. Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns and cumulative total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

Distribution Rate. The distribution rate for the Fund would be computed, according to a non-standardized formula by dividing the total amount of actual distributions per share paid by the Fund over a twelve month period by the Fund's net asset value on the last day of the period. The distribution rate differs from the Fund's yield because the distribution rate includes distributions to shareholders from sources other than dividends and interest, such as short-term capital gains. Therefore, the Fund's distribution rate may be substantially different than its yield. Both the Fund's yield and distribution rate will fluctuate.

Yield. The yield would be calculated based on a 30-day (or one-month) period, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the result, according to the following formula:

YIELD = 2[(a-b+1)(To the power of 6)-1],
           ---
            cd

where:

a = dividends and interest earned during the period;
b = expenses accrued for the period (net of reimbursements);
c = the average daily number of shares outstanding during the period that were entitled to receive dividends;
d = the maximum offering price per share on the last day of the period.

The net investment income of a Fund includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in a Fund's net investment income.

Performance Comparisons:

Certificates of Deposit. Investors may want to compare the Fund's performance to that of certificates of deposit offered by banks and other depositary institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depositary institutions are subject to change at any time specified by the issuing institution.

Money Market Funds. Investors may also want to compare performance of the Fund to that of other money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.

Lipper Analytical Services, Inc. ("Lipper") and Other Independent Ranking Organizations. From time to time, in marketing and other fund literature, the Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Fund may be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. The Fund's performance may also be compared to the average performance of its Lipper category.

Morningstar, Inc. The Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which rates funds on the basis of historical risk and total return. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Ratings are not absolute and do not represent future results.

Independent Sources. Evaluations of fund performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund, especially those with similar objectives. Sources for fund performance and articles about the Fund may include publications such as Money, Forbes, Kiplinger's, Smart Money, Financial World, Business Week, U.S. News and World Report, The Wall Street Journal, Barron's, and a variety of investment newsletters.

Indices. The Fund may compare its performance to a wide variety of indices. There are differences and similarities between the investments that the Fund may purchase and the investments measured by the indices.

Historical Asset Class Returns. From time to time, marketing materials may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, U.S. Treasury bills, bonds, common stocks, and small stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-stock prices generally will fluctuate more than large-stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.

Portfolio Characteristics. In order to present a more complete picture of the Fund's portfolio, marketing materials may include various actual or estimated portfolio characteristics, including but not limited to median market capitalizations, earnings per share, alphas, betas, price/earnings ratios, returns on equity, dividend yields, capitalization ranges, growth rates, price/book ratios, top holdings, sector breakdowns, asset allocations, quality breakdowns, and breakdowns by geographic region.

Measures of Volatility and Relative Performance. Occasionally statistics may be used to specify fund volatility or risk. The general premise is that greater volatility connotes greater risk undertaken in achieving performance. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is a statistical tool that measures the degree to which a fund's performance has varied from its average performance during a particular time period.

Standard deviation is calculated using the following formula:

      Standard deviation = the square root of  S(xi - xm)2
                                                ----------
                                                    n-1

Where:     S = "the sum of",

      xi = each individual return during the time period, xm = the average return over the time period, and n = the number of individual returns during the time period.

Statistics may also be used to discuss the Fund's relative performance. One such measure is alpha. Alpha measures the actual return of a fund compared to the expected return of a fund given its risk (as measured by beta). The expected return is based on how the market as a whole performed, and how the particular fund has historically performed against the market. Specifically, alpha is the actual return less the expected return. The expected return is computed by multiplying the advance or decline in a market representation by the Fund's beta. A positive alpha quantifies the value that the fund manager has added, and a negative alpha quantifies the value that the fund manager has lost. Other measures of volatility and relative performance may be used as appropriate. However, all such measures will fluctuate and do not represent future results.

Discussions of economic, social, and political conditions and their impact on the Fund may be used in advertisements and sales materials. Such factors that may impact the Fund include, but are not limited to, changes in interest rates, political developments, the competitive environment, consumer behavior, industry trends, technological advances, macroeconomic trends, and the supply and demand of various financial instruments. In addition, marketing materials may cite the portfolio management's views or interpretations of such factors.

APPENDIX

Description of certain ratings assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps, Inc. ("Duff") and IBCA Inc. and IBCA Limited ("IBCA"):

S&P

Bond Ratings

"AAA"

      Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

"AA"

      Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

"A"

      Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

"BBB"

      Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

"BB, B, CCC, CC or C"

      Bonds rated "BB, B, CCC, CC or C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

"C1"

      Bonds rated "C1" is reserved for income bonds on which no interest is being paid.

"D"

      Bonds rated "D" are in default and payment of interest and/or payment of principal is in arrears.

      S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Commercial Paper Rating

      The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's

Bond Ratings

"Aaa"

      Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa"

      Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

"A"

      Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa"

      Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Ba"

      Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

"B"

      Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa"

      Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Ca"

      Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

"C"

      Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies the numerical modifiers "1", "2" and "3" to show relative standing within the major rating categories, except in the "Aaa" category. The modifier "1" indicates a ranking for the security in the higher end of a rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of a rating category.

Commercial Paper Rating

      The rating ("P-1") Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers of "P-1" paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

      Issuers (or relating supporting institutions) rated ("P-2") Prime-2 have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch

Bond Ratings

      The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

"AAA"

      Bonds rated "AAA" are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

"AA"

      Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short- term debt of these issuers is generally rated "F-1+".

"A"

      Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

"BBB"

      Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

      Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

Short-Term Ratings

      Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

      Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

"F-1+"

      Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

"F-1"

      Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

"F-2"

      Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

Duff

Bond Ratings

"AAA"

      Bonds rated AAA are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

"AA"

      Bonds rated AA are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

"A"

      Bonds rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

"BBB"

      Bonds rated BBB are considered to have below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

      Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position of a credit within the rating category.

Commercial Paper Rating

      The rating "Duff-1" is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated "Duff-2" is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

IBCA

Bond and Long-Term Ratings

      Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA by IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

Commercial Paper and Short-Term Ratings

      The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2 are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

International and U.S. Bank Ratings

      An IBCA bank rating represents IBCA's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, IBCA uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, IBCA assigns banks Long- and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or shareholders if it experienced difficulties, and such ratings are considered by IBCA to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent IBCA's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.
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Menlo Park, CA  94025
Telephone: (650) 331-6000
Toll-Free: (800) 786-2575

Internet:   http://www.etrade.com



Investment Company Act File No.: 811-09093